UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

HEARTSCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 15, 2026, HeartSciences Inc. (“HeartSciences” or the “Company”) issued a press release providing information regarding certain of the Company’s financial and operating results for the quarter ended July 31, 2026, and other business updates, including with respect to the Proposed Transaction (as defined below).

As previously reported, on June 23, 2026, Fortitude Mining Holdings, Inc. (“Fortitude”), a vertically-integrated digital asset mining platform anchored in Zcash, and HeartSciences entered into a definitive merger agreement to combine in an all-stock transaction (the “Proposed Transaction”).

The information provided in this Item 2.02 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1 attached hereto and incorporated by reference herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of HeartSciences under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

The following is important information that should be read together with the information included herein.

Additional Information and Where to Find It

The information provided in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, related to each of Fortitude and HeartSciences, their respective businesses and the Proposed Transaction may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) on July 27, 2026 and may file additional relevant materials with the SEC. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. COMMUNICATIONS THAT DO NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS ARE NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group, Inc., the parent company of Fortitude, may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials filed or that may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

Any information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release dated September 15, 2026
Exhibit 104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date: September 15, 2026	By:	/s/ Andrew Simpson
	Name:	Andrew Simpson
	Title:	President, Chief Executive Officer and Chairman of the Board of Directors

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